General Information and Basis of Presentation	6 Months Ended
Jun. 30, 2022
Accounting Policies [Abstract]
General Information and Basis of Presentation
1.	General Information and Basis of Presentation
General Information
Navigator Holdings Ltd. (the “Company”), the ultimate parent company of the Navigator Group of companies, is registered in the Republic of the Marshall Islands. The Company has a core business of owning and operating a fleet of liquefied gas carriers. As of June 30, 2022, the Company owned and operated 53 gas carriers (the “Vessels”) each having a cargo capacity of between 3,770 cbm and 38,000 cbm, of which 21 were ethylene and ethane capable vessels. The Company also owns a 50% share, through a joint venture (the “Export Terminal Joint Venture”), of an ethylene export marine terminal at Morgan’s Point, Texas on the Houston Ship Channel (the “Ethylene Export Terminal”), capable of exporting in excess of one million tons of ethylene per year. Unless the context otherwise requires, all references in the consolidated financial statements to “our”,” we” and “us” refer to the Company.
In August 2021, the company acquired the fleet and businesses of two entities, Othello Shipping Company S.A. (“Othello Shipping”) and Ultragas ApS (“Ultragas”) from Naviera Ultranav Limitada (“Ultranav” and such acquisition, the “Ultragas Transaction”). The Company owns 100% of Othello Shipping and Ultragas which together own and operate 16 liquefied petroleum gas (“LPG”) carriers ranging in size from 3,770 to 22,000 cbm as of June 30, 2022, all of which are semi-refrigerated vessels and eight of them are capable of carrying ethylene.
We had four time charterparties with a Russian counterparty that were entered into in 2012 and 2017, two of which expired in July 2022, and two that are due to expire in December 2023. These charterparties cannot be terminated prior to maturity without the consent of both parties, unless the counterparty was to become a sanctioned entity or our dealings with that counterparty were to be otherwise prohibited by sanctions, which would render the charters void. ‘The counterparty remains unsanctioned.
At the beginning of the Russian invasion of Ukraine, we had employed an aggregate of approximately 120 Russian and Ukrainian officers on board our vessels, many of whom were on the same vessels. Although we have only experienced solidarity among our officers onboard our vessels and we have not experienced any operational issues with such officers, we have reduced the number of Russian and Ukrainian officers to below 100 on our vessels. We continue to monitor this situation, as there may be governmental restrictions, logistical challenges or an inability to employ either or both nationalities in the near future.
Basis of Presentation
The unaudited interim condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and related Securities and Exchange Commission (“SEC”) rules for interim financial reporting. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. In our opinion, all adjustments consisting of normal recurring items, necessary for a fair statement of financial position, operating results and cash flows have been included in the unaudited interim condensed consolidated financial statements and related notes. The unaudited interim condensed consolidated financial statements and related notes should be read in conjunction with the audited consolidated financial statements and related notes for the year ended December 31, 2021 included in our Annual Report on Form 20F filed with the SEC on April 28, 2022 (the “2021 Annual Report”). The results for the six months ended June 30, 2022, are not necessarily indicative of results for the year ending December 31, 2022, or any other future periods.
The accompanying unaudited condensed consolidated financial statements include the accounts of the Company, its subsidiaries and Variable Interest Entities (“VIE’s”) for which the Company is a primary beneficiary and are also consolidated (please read Note 16—Variable Interest Entities for additional information). All intercompany accounts and transactions have been eliminated in consolidation.
The results of operations are subject to seasonal and other fluctuations, and are therefore not necessarily indicative of results that may otherwise be expected for the entire year.

Management has evaluated the Company’s ability to continue as a going concern and considered the conditions and events that could raise substantial doubt about the Company’s ability to continue as a going concern within 12 months after these financial statements are issued. As part of the assessment, management has considered the following;

•	the current financial condition and liquidity sources, including current funds available and forecasted future cash flows;

•	any likely effects of global epidemics or other health crises, such as the recent COVID-19 pandemic; and

•	the effects of the conflict in Ukraine on the Company’s business, including potential sanctions being imposed on the Company’s customers or on ports to which the Company’s vessels call.
Our primary sources of funds are cash and cash equivalents, cash from operations, undrawn bank borrowings and proceeds from bond issuances. As of June 30, 2022, we had cash, cash equivalents and restricted cash of $151.2 million along with $20.0 million available to be drawn down on one of our secured revolving credit facilities.
As of June 30, 2022, the Company’s total current liabilities exceeded its total current assets by $27.7 million. This net current liability position is primarily due to the movement from non-current
liabilities to current liabilities of the January 2015 secured term loan facility, which matures between August 2022 and April 2023, and the June 2017 secured term loan and revolving credit facility which will mature in June 2023. Management expects to refinance these two facilities and is currently negotiating such refinancing with a number of banking institutions. Although the Company has a long track record of successfully refinancing our existing debt facilities and sourcing new financing, there can be no assurance that the Company will be able to refinance in a timely manner, on favorable terms or at all.
Management has determined that it is appropriate to continue to adopt the going concern basis in preparing the financial statements.
A discussion of the Company’s significant accounting policies can be found in the Company’s consolidated financial statements included in the 2021 Annual Report. There have been no material changes to these policies in the six months ended June 30, 2022.
Recent Accounting Pronouncements
In January 2021, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”)
2021-01,
Reference Rate Reform (Topic 848)—Reference Rate Reform on Financial Reporting. The amendments in this Update are elective and apply to all entities that have derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments also optionally apply to all entities that designate receive-variable-rate, pay-variable
rate cross currency interest rate swaps as hedging instruments in investment hedges that are modified as a result of reference rate reform. This optional guidance may be applied upon issuance from any date beginning January 7, 2021, through December 31, 2022. We do not currently have any contracts that have been changed to a new reference rate, but we will continue to evaluate our contracts and the effects of this standard on our consolidated financial position, results of operations, and cash flows prior to adoption.